    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 1999

                           REGISTRATION NO. 333-7979

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                       POST-EFFECTIVE AMENDMENT NO. 8 TO
                                   FORM S-11
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                         WELLS REAL ESTATE FUND X, L.P.
                                      and
                        WELLS REAL ESTATE FUND XI, L.P.
      (Exact name of Registrant as Specified in Its Governing Instruments)


                            3885 Holcomb Bridge Road
                            Norcross, Georgia  30092
                                 (770) 449-7800
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                             Donald Kennicott, Esq.
                            Michael K. Rafter, Esq.
                              Holland & Knight LLP
                        One Atlantic Center, Suite 2000
                        1201 West Peachtree Street, N.E.
                          Atlanta, Georgia  30309-3400
                                 (404) 817-8500
            (Name, Address Including Zip Code, and Telephone Number,
            Including Area Code, of Registrant's Agent for Service)

                         ------------------------------

          Georgia                                        58-2250093/58-2250094
     (State or other                                        (I.R.S. Employer
Jurisdiction of Incorporation)                           Identification Numbers)

                         ------------------------------

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                                                  --------------------

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                           --------------------

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                           --------------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                      DEREGISTRATION OF 2,633,828.54 UNITS

     Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. (the "Registrant") filed a Registration Statement on Form S-11 (Commission File No. 333-7979), which the Securities and Exchange Commission declared effective on December 31, 1996, pursuant to which the Registrant registered 7,000,000 units of limited partnership interest. The Registrant offered all 7,000,000 units to the public on a "best efforts" basis.

     As of December 30, 1998, the Registrant had sold 4,366,171.46 units under the Registration Statement. As of December 30, 1998, the Registrant has terminated the offering of units covered by this Registration Statement, and hereby deregisters the remaining 2,633,828.54 units previously registered under the Registration Statement which remained unsold as of December 30, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-11 and has duly caused this Post-Effective Amendment No. 8 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, and State of Georgia, on the 1st day of February, 1999.

                              WELLS REAL ESTATE FUND X, L.P.

                              By:   Wells Partners, L.P.
                                    General Partner

                                    By:  Wells Capital, Inc.
                                         General Partner

                                    By:  /s/ Leo F. Wells, III
                                         ------------------------
                                         Leo F. Wells, III
                                         President


                              By:   /s/ Leo F. Wells, III
                                    -----------------------------
                                    Leo F. Wells, III
                                    General Partner


                              WELLS REAL ESTATE FUND XI, L.P.

                              By:   Wells Partners, L.P.
                                    General Partner

                                    By:  Wells Capital, Inc.
                                         General Partner

                                    By:  /s/ Leo F. Wells, III
                                         -------------------------
                                         Leo F. Wells, III
                                         President


                              By:   /s/ Leo F. Wells, III
                                    ------------------------------
                                    Leo F. Wells, III
                                    General Partner

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to Registration Statement has been signed by the following person in the capacity and on the date indicated.


Signatures                            Title                         Date
----------                            -----                         ----

/s/ Leo F. Wells, III      President (Chief Executive           February 1, 1999
-----------------------    Officer), Treasurer (Chief
Leo F. Wells, III          Financial Officer) Sole Director
                           of Wells Capital, Inc., the sole
                           general partner of Wells
                           Partners, L.P.